UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 29, 2005

Date of Report (Date of earliest event reported)

HARRAH’S ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Harrah’s Court

Las Vegas, Nevada 89119

(Address of principal executive offices)  (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

In connection with our recently filed Registrant Statement on Form S-3 for the Floating Rate Contingent Convertible Senior Notes due 2024 and for purposes of incorporation by reference therein, Harrah’s Entertainment, Inc. (the “Registrant”) has filed herewith as Exhibit 99.1 to this Form 8-K the consolidated financial statements of Horseshoe Gaming Holding Corp. (“Horseshoe”) for each of the three years in the period ended December 31, 2003.  The Registrant acquired Horseshoe on July 1, 2004.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Financial Statements and Supplementary Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRAH’S ENTERTAINMENT, INC.

Date: September 29, 2005	By:	/s/ Stephen H. Brammell
Stephen H. Brammell
Senior Vice President, General Counsel
and Corporate Secretary

EXHIBIT INDEX

Attached as exhibits to this form are the documents listed below:

Exhibit	Document
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Financial Statements and Supplementary Data